                                                                  N-SAR FILING
                                                           THRIVENT SERIES FUND, INC.

                                         AFFILIATED UNDERWRITINGS OF THRIVENT HIGH YIELD BOND PORTFOLIO
                                                    For 6-month period ending June 30, 2004

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                                                                   144A                  Par/        Issuer
 Trade Date        CUSIP                   Issuer                Security    Price      Amount        Size      Percentage
-------------- -------------- --------------------------------- ----------- --------- ----------- ------------- ----------
-------------- -------------- --------------------------------- ----------- --------- ----------- ------------- ----------
 03/05/2004      896522AC3    Trinity Industries LE 144A W/RRT     Yes       100.000      50,000   300,000,000     0.017%
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 Percentage of the principal amount of the offering, together with any other discretionary accounts advised by     5.000%
                                                                                                        PIMCO.
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                                                    Participating                  Selling
 Trade Date             Broker                     Underwriters                  Concession
-------------- ------------------------- ---------------------------------- ----------------------
-------------- ------------------------- ---------------------------------- ----------------------
 03/05/2004    JP Morgan Chase Bank      Credit Suisse First Boston Corp.    Underwriting spread
                                         JP Morgan Securities                of SPR @ ISS 266.00
                                         Bank of America Securities LLC       vs. T 4 02/15/14
                                         Bank of Tokyo-Mitsubishi
                                         BNP Paribas
                                         Dressdner Kleinwort Wasserstein
                                         SEC
                                         Royal Bank of Scotland PLC (US)
                                         Scotia Capital Inc.
                                         Wachovia Securities Inc.

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-------------- -------------- --------------------------------- ----------- --------- ----------- ------------- ----------
                                                                   144A                  Par/        Issuer
 Trade Date        CUSIP                   Issuer                Security    Price      Amount        Size      Percentage
-------------- -------------- --------------------------------- ----------- --------- ----------- ------------- ----------
-------------- -------------- --------------------------------- ----------- --------- ----------- ------------- ----------
 03/20/2004      12686CAV1    Cablevision System Holding Co.        No       100.000     500,000  1,000,000,000    0.050%
-------------- -------------- --------------------------------- ----------- --------- ----------- ------------- ----------
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 Percentage of the principal amount of the offering, together with any other discretionary accounts advised by     3.000%
                                                                                                        PIMCO.
--------------------------------------------------------------------------------------------------------------- ----------

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                                                   Participating                   Selling
 Trade Date             Broker                     Underwriters                  Concession
-------------- ------------------------- ---------------------------------- ----------------------
-------------- ------------------------- ---------------------------------- ----------------------
 03/20/2004    Citigroup Global          Bank of America Securities LLC      Underwriting spread
               Markets, Inc.             Bear Stearns & Co.                  of SPR @ ISS 441.00
                                         Citigroup                            vs. T 4 02/15/14
                                         Morgan Stanley
                                         Deutsche Bank
                                         Bank of New York
                                         Barclays Capital
                                         Dressdner Kleinwort Wasserstein
                                         SEC
                                         Mizuho Securities USA Inc.
                                         SG Cowen Securities Corp.
                                         Suntrust Robinson Humphrey

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